                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              RSI Holdings, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             RSI HOLDINGS, INC.
                       245 EAST BROAD STREET, SUITE A
                            POST OFFICE BOX 6847
                      GREENVILLE, SOUTH CAROLINA 29606
                          TELEPHONE (803) 271-7171

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD JANUARY 18, 1996


TO OUR SHAREHOLDERS:

         The Annual Meeting of Shareholders of RSI Holdings, Inc. (the "Company") will be held at 10:00 A.M., local time, on January 18, 1996, at RSI HOLDINGS, INC., 245 EAST BROAD STREET, SUITE A, GREENVILLE, SOUTH CAROLINA, for the purpose of considering and acting upon the following:

1. The election of three directors to serve until the next annual meeting of shareholders or until their successors have been duly elected and qualified.

2. The ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for fiscal year 1996.

3. The transaction of such other matters as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on December 18, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS
                                        C. Thomas Wyche, Secretary


Greenville, South Carolina
December 21, 1995

         A FORM OF PROXY IS ENCLOSED. TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID, ADDRESSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN THE EVENT YOU ATTEND THE MEETING.

                               RSI HOLDINGS, INC.
                         245 EAST BROAD STREET, SUITE A
                              POST OFFICE BOX 6847
                        GREENVILLE, SOUTH CAROLINA 29606

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                JANUARY 18, 1996

         This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of RSI Holdings, Inc., a North Carolina corporation (the "Company"), to be voted at the annual meeting of shareholders of the Company (the "Annual Meeting") to be held at 10:00 A.M., local time, on January 18, 1996, at RSI HOLDINGS, INC., 245 EAST BROAD STREET, SUITE A, GREENVILLE, SOUTH CAROLINA. The approximate date of mailing this Proxy Statement and the accompanying proxy is December 21, 1995.

         Only shareholders of record at the close of business on December 18, 1995, are entitled to notice of and to vote at the Annual Meeting. As of such date, there were outstanding 7,994,292 shares of common stock, $.01 par value per share ("Common Stock"), which constitute the only voting securities of the Company. Each share is entitled to one vote.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:
(i) delivery to the Secretary of the Company, at or before the Annual Meeting, of a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Annual Meeting; or (iii) attending the Annual Meeting and giving notice of revocation to the Secretary of the Company or in open meeting prior to the proxy being voted (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to:
RSI Holdings, Inc., 245 East Broad Street, Suite A, Post Office Box 6847, Greenville, South Carolina 29606, Attention: Investor Relations.

         All shares represented by valid proxies received pursuant to the solicitation and prior to voting at the Annual Meeting and not revoked before they are exercised will be voted, and, if a choice is specified with respect to any matter to be acted upon, the shares will be voted in accordance with such specification. If no contrary instructions are indicated, all shares represented by a proxy will be voted FOR election to the Board of Directors of the nominees described herein, FOR ratification of the appointment of Ernst & Young LLP as the independent auditors for the Company for fiscal year 1996, and in the discretion of the proxy holders as to all other matters that may properly come before the Annual Meeting.

         The presence, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company as of December 18, 1995, is necessary to constitute a quorum at the Annual Meeting. An automated system administered by the Company's transfer agent tabulates votes cast in connection with the Annual Meeting. Directors are elected by a plurality of votes cast at the Annual Meeting. The proposal to approve Ernst & Young LLP as the Company's independent auditors for the Company's 1996 fiscal year will be approved if a greater number of votes are cast for the proposal than are cast against the proposal. Abstentions and broker non-votes, which are separately tabulated, are included in the determination of the number of shares present and voting for purposes of determining the presence of a quorum, but have no effect upon the votes with respect to the other matters to be voted upon at the meeting.

                             ELECTION OF DIRECTORS

         The By-laws of the Company provide that the number of directors to be elected at any meeting of shareholders shall not be less than three (3) nor more than ten (10), the exact number to be determined by the Board of Directors. The Board has determined that three directors shall be elected at the Annual Meeting. The Common Stock may not be voted cumulatively in the election of directors.

         The following three persons are nominees for election as directors at the Annual Meeting, to serve until the next annual meeting of shareholders of the Company or until their successors are duly elected and qualified. Unless authority to vote at the election of directors is withheld, it is the intention of the persons named in the enclosed form of proxy to nominate and vote for the persons named below, all of whom are currently directors of the Company. Each such person is a citizen of the United States. There are no family relationships among the directors and the executive officers of the Company.

         Management of the Company believes that all of the nominees will be available and able to serve as directors, but in the event any nominee is not available or able to serve, the shares represented by the proxies will be voted for such substitute as shall be designated by the Board of Directors.

         The table below sets forth certain information regarding the Company's nominees for election as directors.

                            NOMINEES FOR ELECTION AS
                            DIRECTORS OF THE COMPANY

 Name, Age and Tenure as
         Director           Principal Occupation and Background
 -----------------------    ------------------------------------------------------------------------------
 Buck Mickel (70)           Chairman of the Board and Chief  Executive Officer of the Company.    Mr.
   Director since           Mickel was  elected Chairman of the Board  and Chief Executive Officer of
   1978(1)(2)               the  Company in July  1989.  Mr.  Mickel has served  in various executive positions,  including Vice Chairman  of the  Board of Directors  of Fluor
                            Corporation,  which  is  engaged in  the  engineering,  construction  and minerals businesses,  from  which position  he  resigned in  March  1987;
                            Chairman of the  Board of Directors of  Daniel International Corporation,
                            a  construction company  wholly-owned by  Fluor  Corporation, from  which position he resigned in March 1987;  and Chairman of the Board and  Chief
                            Executive Officer  of RSI Corporation,  Greenville, South  Carolina, from
                            February  1978  until November  1989.    Prior  to the  merger  of  Delta
                            Woodside   Industries,  Inc.,   a   Delaware   corporation  ("Old   Delta
                            Woodside"), into RSI Corporation (the  former parent of the Company),  in
                            November  1989,   RSI  Corporation   owned  approximately   40%  of   the
                            outstanding  shares  of  common  stock of  Old  Delta  Woodside,  and was engaged in the  office supply business and the distribution  of patio and entry doors and windows, as well as  the outdoor power equipment and turf
                            care equipment  distribution businesses.   Mr.  Mickel also  serves as  a
                            director of Fluor  Corporation, Insignia Financial Group,  Inc., Monsanto
                            Company,  NationsBank Corporation,  The  Liberty Corporation,  Duke Power
                            Company, Emergent  Group, Inc., and  Delta Woodside  Industries, Inc.,  a
                            South Carolina corporation ("New Delta Woodside").

 C.C. Guy (63)              Director of the  Company.  C. C. Guy  served as President of  the Company
   Director since           from  July  1989  until  his  retirement in  January  1995.    Since  his
   1978(1)(2)               retirement, he has  served as a consultant to the Company on an as-needed
                            basis.   Mr. Guy  was Vice  President-Administration of the  Company from
                            1978 to  July 1989.  Mr. Guy served from October 1979 to November 1989 as
                            President, Treasurer and a director of  RSI Corporation.  Mr. Guy  served
                            as  Chairman  of  the  Board   of  Old  Delta  Woodside,  including   its
                            predecessors,  from  1984  to  November 1989.    Old  Delta  Woodside was
                            engaged   through  its   wholly-owned   subsidiaries  primarily   in  the
                            manufacture and sale  of a variety of  textile fabrics and apparel.   Mr.
                            Guy currently serves as a director of New Delta Woodside.

 Charles M. Bolt (65)       Director  of the  Company.    Charles  M.  Bolt was  President and  Chief
   Director since           Executive Officer of  the Company  from 1984 to  July 1989,  when he  was
   1982(1)(2)               elected  to President of Distribution, a position  that he held until his
                            retirement in  January 1995.   Since his retirement,  he has served  as a
                            consultant to  the Company  on an  as-needed basis.   Mr.  Bolt was  Vice
                            President-Marketing of the Company from 1978 to 1984.

----------------------------

(1)      Member of Compensation Committee.

(2)      Member of Audit Committee.

         The Board of Directors of the Company met in person one time during the fiscal year ended August 31, 1995. The Compensation Committee of the Company met once during the fiscal year. The Audit Committee of the Company did not meet separately during the fiscal year but the Board considered Audit Committee matters in the course of meetings of the Board of Directors. Each Director attended at least 75% of the meetings of the Board and of any committee of which he was a member. The Board of the Company does not have a standing nominating committee.

         The Compensation Committee reviews and submits to the Board of Directors suggested salaries and other compensation for officers of the Company and its subsidiaries for the ensuing year.

         The Audit Committee generally makes recommendations to the Board regarding the selection of the independent public accountants, reviews the independence of such accountants, approves the scope of the annual audit, approves the rendering of any material non-audit services by the in-dependent accountants, approves the fee payable to the independent accountants, and reviews the audit results.



            STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         The following table sets forth certain information as of December 18, 1995, regarding the beneficial ownership of the Common Stock by: (i) persons beneficially owning more than five percent of the Common Stock; (ii) the directors and executive officers of the Company; and (iii) all directors and executive officers of the Company, as a group. Unless otherwise indicated in the notes to the table, the Company believes that the persons named in the table have sole voting and investment power with respect to all the shares of Common Stock shown as beneficially owned by them.


                                    Shares
      Name and Address of         Beneficially           Percentage
       Beneficial Owner              Owned                  (13)
 -----------------------------------------------------------------------
 Buck Mickel                         475,160 (1)               5.9
 415 Crescent Avenue
 Greenville, SC 29605

 Buck A. Mickel                    1,164,196 (2)              14.6
 245 East Broad St., Suite A
 P. O. Box 6847
 Greenville, SC  29606

 C.C. Guy                            152,891 (3)               1.9
 918 Elizabeth Road
 Shelby, NC 28150

 Charles M. Bolt                     249,206 (4)               3.1
 1316 Vista Drive
 Shelby, NC 28150

 C. Thomas Wyche                     336,890 (5)               4.2
 Post Office Box 728
 Greenville, SC 29602

 Minor H. Mickel                     475,160 (6)               5.9
 415 Crescent Avenue
 Greenville, SC 29605

 Charles C. Mickel                   724,681 (7)               9.1
 245 East Broad St., Suite A
 P. O. Box 6847
 Greenville, SC  29606

 Minor Mickel Shaw                   689,622 (8)               8.6
 P. O. Box 795
 Greenville, SC 29602
 Baupost Group                       715,905 (9)               9.0
 44 Brattle Street, 2nd
 Floor
 Cambridge, MA 02138

 Mr. William R. Kimball             746,853 (10)               9.3
 12 Eucalyptus Road
 Belvedere, CA 94920

 Joe F. Ogburn                      141,476 (11)               1.8
 208 Belvedere Avenue
 Shelby, NC 28150

 All Directors and Executive      1,355,623 (12)              17.0
 Officers of the Company as
 a Group (5 persons)

---------------------------------

(1) Mr. Buck Mickel is Chairman of the Board of Directors and Chief Executive Officer of the Company. Minor H. Mickel is the wife of Buck Mickel. Minor H. Mickel and Buck Mickel are the parents of Buck A. Mickel, Minor Mickel Shaw and Charles C. Mickel. Buck Mickel disclaims beneficial ownership of all shares owned by his wife. Minor H. Mickel dis-claims beneficial ownership of all shares owned by her husband. The number of shares shown as beneficially owned by Buck Mickel includes 10,000 shares directly owned by him and 465,160 shares directly owned by Minor H. Mickel.

(2) Mr. Buck A. Mickel is a former Vice President and former director of the Company. He currently serves as President of the Company's subsidiary, Wiegmann & Rose International Corp. ("Wiegmann & Rose"). The number of shares shown as beneficially owned by Buck A. Mickel includes 1,144,196 shares directly owned by him and includes 20,000 unissued shares subject to employee stock options held by Mr. Mickel which are currently exercisable.

(3) Mr. Guy is a director and former President of the Company. The number of shares shown as beneficially owned by C. C. Guy includes 78,923 shares directly owned by him and 20,000 unissued shares subject to employee stock options held by Mr. Guy which are currently exercisable. The number of shares shown also includes 53,968 shares of the Company's Common Stock held by Mr. Guy's wife, as to which shares Mr. Guy disclaims beneficial ownership.

(4) Mr. Bolt is a director and former President of Distribution of the Company. The number of shares shown as beneficially owned by Charles Bolt includes 229,206 shares directly owned by him and 20,000 unissued shares subject to employee stock options held by Mr. Bolt which are currently exercisable.

(5) Mr. Wyche is Secretary of the Company. The number of shares shown as beneficially owned by C. T. Wyche includes 204,292 shares directly owned by him, 44,523 shares owned of record by Center, Inc., of which C. T. Wyche owns all of the outstanding common stock and is an officer and director, and 88,075 shares owned by the profit sharing plan of Wyche, Burgess, Freeman & Parham, P.A. (the "WBFP Plan"), of which C. T. Wyche is a trustee and participant. Of the shares owned by the WBFP Plan, the number of shares allocated to C. T. Wyche's account varies from year to year, depending on C. T. Wyche's respective interest in the WBFP Plan. C. T. Wyche disclaims beneficial ownership of the shares that are not allocated to his account. The figure shown does not include 90,233 shares owned by The Prosperity Company, a family partnership in which C. T. Wyche's wife and three adult children are partners. C. T. Wyche disclaims beneficial ownership of all of the shares owned by The Prosperity Company.

(6) The number of shares shown as beneficially owned by Minor H. Mickel includes 465,160 shares directly owned by her and 10,000 shares directly owned by Buck Mickel. Minor Mickel disclaims beneficial ownership of the shares of stock owned by Buck Mickel.

(7) The number of shares shown as beneficially owned by Charles C. Mickel includes 680,158 shares directly owned by him, and all of the 44,523 shares beneficially owned by Center, Inc. of which Mr. Mickel is an officer and director. Charles Mickel disclaims beneficial ownership of the shares owned by Center, Inc.

(8) The number of shares shown as beneficially owned by Minor Mickel Shaw includes 669,688 shares directly owned by her, 2,748 shares owned by her as custodian for her children, and 17,186 shares owned by her husband as custodian for their children. Mrs. Shaw disclaims beneficial ownership of all shares beneficially owned by her husband.

(9) Information regarding beneficial ownership of the Baupost Group is based on information provided by it as of August 31,1995. These shares are held by a group of investors including The Baupost Group, Inc., a Massachusetts corporation, Baupost Partners, a Massachusetts general partnership, and Seth A. Klarman. The Baupost Group, Inc., and Baupost Partners are each registered investment advisers. Seth A. Klarman, as the controlling person of The Baupost Group, Inc., is deemed to have beneficial ownership with respect to the shares shown in the table. Shares shown in the table include shares purchased on behalf of clients of The Baupost Group, Inc. and Baupost Partners.

(10) The number of shares shown as beneficially owned by Mr. Kimball excludes 34,375 shares held by William Kimball's wife, as to which shares William Kimball disclaims beneficial ownership.

(11) Mr. Ogburn is the Treasurer and Vice President of the Company. The number of shares shown as beneficially owned by Mr. Ogburn includes 120,926 shares directly owned by him and 20,000 unissued shares subject to employee stock options held by Joe Ogburn which are currently exercisable. Such number also includes 550 shares held by Joe Ogburn's wife, as to which shares Joe Ogburn disclaims beneficial ownership.

(12) This number includes all shares included in the table above with respect to any director or executive officer and excludes the shares described in Note (5) above as being excluded from the table.

(13) Pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, percentages of total outstanding shares have been computed on the assumption that shares of Common Stock that can be acquired within 60 days upon the exercise of options by a given person are outstanding, but no other shares similarly subject to acquisition by other persons are outstanding.


                               EXECUTIVE OFFICERS

         The following provides certain information regarding the executive officers of the Company:

               Name and Age                               Position
              ------------------------------------------------------------------------
              Buck Mickel (70)                    Chairman of the Board and
                                                  Chief Executive Officer (1)

              C. Thomas Wyche (69)                Secretary (2)

              Joe F. Ogburn (57)                  Treasurer and Vice President (3)

-----------------------------------

(1)      See information under "Election of Directors".

(2) C. Thomas Wyche is a senior member of the law firm of Wyche, Burgess, Freeman & Parham, P. A., with which firm he has practiced for the last four decades. From 1979 to November 1989, Mr. Wyche was the Secretary and a director of RSI Corporation. Wyche, Burgess, Freeman & Parham, P.A. serves as general counsel to the Company. Mr. Wyche served as a director of the Company or RSI Corporation from 1978 until January 1993.

(3) Joe F. Ogburn has served as Treasurer of the Company since September 1988 and as Vice President of the Company since May 1995. Mr. Ogburn served as Controller of the Company from 1981 to September 1988. Mr. Ogburn served as a director of the Company from September 1987 to July 1989.

         The Company's executive officers are appointed by the Board of Directors and serve at the pleasure of the Board.


                            MANAGEMENT COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding compensation paid by the Company during the last three fiscal years of the Company for the Company's Chief Executive Officer and the one former executive officer whose cash compensation equaled or exceeded $100,000 in any such year (collectively the "Named Executive Officers"), showing all capacities in which such executive officers served during that period.


                                                                                          Long-Term
                                             Annual Compensation                            Awards
                                     ----------------------------------             --------------------
                                                                                          Securities
   Name and                                                Other Annual                   Underlying        All Other
  Principle        Fiscal            Salary     Bonus      Compensation                    Options         Compensation
   Position         Year             ($)(a)      ($)          ($)(c)                        (#)(e)            ($)(f)
   --------         ----             ------      ---          ------                        ------            ------
Buck Mickel,        1995               2,400     -0-                  --                      --                 --
Chairman of         1994               2,655     -0-                 228                      --                 53
the Board and       1993               2,255     -0-                 228                      --                 45
Chief
Executive
Officer

Charles M.          1995           33,333(b)     -0-                  --                      --             66,667
Bolt, Director      1994             102,161     -0-                 228                      --              2,043
and former          1993             102,161     -0-            4,099(d)                      --              2,043
President of
Distribution


-------------------------------

(a) The amounts shown in the column "Salary" include sums the receipt of which have been deferred by the Named Executive Officer pursuant to the Company's 401(k) plan.

(b) In addition, Mr. Bolt received an aggregate of $66,667 during the 1995 fiscal year in connection with his retirement from the Company. See note (f).

(c) Except as noted otherwise, the amounts shown in this column were paid for the benefit of the Named Executive Officers for travel accident insurance which the Company has purchased for the benefit of its employees (excluding those at Florida locations), executive officers and directors. The policy provides coverage to each executive officer and director of up to $500,000 for accidental death or dismemberment and a permanent total disability benefit, subject to certain conditions and limitations set forth in the policy. In addition, during 1994 and 1993 the Company paid for various club memberships for the use of certain of its executive officers and during the years shown furnished cars for the use of certain of its executive officers, including Mr. Bolt. Such club memberships and vehicles have been used for personal reasons on occasion. The Company has made reasonable inquiry and has concluded that the aggregate amounts of such or other personal benefits do not exceed 10% of the annual salary and bonus paid to any Named Executive Officer in such years, and has concluded that the information set forth in the table is not rendered materially misleading by virtue of the omission of the value of such personal benefits.

(d) This amount includes $3,871 to pay state and federal taxes associated with the vesting of incentive stock awards to Mr. Bolt under the Company's Incentive Stock Award Plan and was approximately sufficient, after the payment of all applicable income taxes on such amount, to pay Mr. Bolt's federal and state income taxes attributable to the vesting of the award.

(e)      No grants of options were made during any of the fiscal years shown.

(f) These amounts were accrued by the Company in connection with the Company's 401(k) plan to match 50% of the salary deferral credited to the Named Executive Officer's account during fiscal years 1994 and 1993. In addition, as described in the subsection entitled "Retirement Contracts", Mr. Bolt has a retirement arrangement with the Company. During fiscal 1995 approximately $66,667 was paid pursuant to such retirement arrangement with Mr. Bolt.

         The Company currently pays no directors' fees.

         Most of the Company's employees, as well as its executive officers, are eligible to participate in the Company's medical and health benefit plan.

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                    VALUES

         The following table sets forth certain information respecting option exercises by the Named Executive Officers during the last fiscal year and option values held by the Named Executive Officers at the end of the 1995 fiscal year. No options were granted during fiscal 1995.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES

                                                  Number of Securities                     Value of Unexercised
                                                 Underlying Unexercised                    In-The-Money Options
                                                  Options at 1995 FY-End                     at 1995 FY-End ($)
                                               -----------------------------       ------------------------------------------
                      Shares         Value
                    Acquired on     Realized
       Name         Exercise (#)      ($)       Exercisable  Unexercisable              Exercisable      Unexercisable
       ----         --------          ---       -----------  -------------              -----------      -------------
 Buck Mickel            -0-           -0-          -0-            -0-                       -0-               -0-
 Charles M. Bolt        -0-           -0-       20,000(1)         -0-                       -0-(2)            -0-


----------------------------------

(1) At the end of the 1995 fiscal year, Mr. Bolt held exercisable options with respect to an aggregate of 20,000 shares of Common Stock at an exercise price of $.125 per share, exercisable immediately.

(2) Because the market value of the Company's Common Stock at the end of the Company's 1995 fiscal year (a bid and last trading price of $.08) was less than the $.125 exercise price of options granted under the Company's Stock Option Plan, the options had a value of $0 at the end of the Company's 1995 fiscal year.

                              RETIREMENT CONTRACTS

         Messrs. C. C. Guy and Charles M. Bolt retired as officers of the Company on January 17, 1995. In connection with Mr. Bolt's retirement, the Board of Directors of the Company originally agreed to continue Mr. Bolt's salary (in the annual amount of $100,000) for a period of one year following his retirement, during which time he would serve as a consultant to the Company on an as-needed basis. In November 1995 the Company recognized that it would continue to need Mr. Bolt's services and agreed to pay Mr. Bolt $1,000 per month for consulting services after January 1996. In connection with Mr. Guy's retirement, the Company originally agreed to continue Mr. Guy's salary for a period of six months following his retirement at $4,000 per month, during which time he would serve as a consultant to the Company on an as-needed basis. In July 1995, the Company continued to need Mr. Guy's consulting services and agreed to continue paying him $100 a month for such services. This amount was increased to $200 a month in November 1995. The Board determined that this salary continuation was appropriate in light of these officers' long record of service to the Company and anticipated value as consultants to the Company. In addition, Mr. Buck A. Mickel resigned as Vice President of the Company on January 17, 1995. The Board had originally agreed to continue to pay Mr. Buck
A. Mickel's salary following his resignation as Vice President of the Company at $2,500 per month through June 30, 1995, during which time he would serve as a consultant to the Company on an as-needed basis. Because of the continuing need to oversee the management of the legal contingencies of Wiegmann & Rose, however, Mr. Mickel has continued to serve as President of the Company's subsidiary Wiegmann & Rose at a salary of $2,500 per month in lieu of the consulting pay.


                           RELATED PARTY TRANSACTIONS

         Certain information concerning related party transactions respecting the members of the Compensation Committee, members of their families, and other executive officers, directors and owners of 5% or more of the outstanding Common Stock of the Company (a 5% or More Owner") is set forth below.


         SALARY AND OTHER COMPENSATION ARRANGEMENTS


         As described herein under the subheading "Election of Directors"--"Management Compensation"--"Retirement Contracts", the Company has paid consulting fees to Messrs. C.C. Guy, Charles M. Bolt and Buck A. Mickel.

                 QUALITY MARINE TRANSACTION

         On August 1, 1993, Carolina Associates, Inc., d/b/a Quality Marine Distributors, sold substantially all of its assets to the Company for an aggregate consideration of $148,000. The purchase price was determined by negotiations between the Company and Carolina Associates, Inc. based upon the depreciated book value of the acquired assets, with no additional consideration for any good-will or other going concern value. The Chairman of the Board and 50% shareholder of Carolina Associates, Inc. was Charles M. Bolt (former President of Distribution and a director of the Company). Mr. Ogburn, Treasurer and Vice President of the Company, was Treasurer of Carolina Associates, Inc. The shareholders of Carolina Associates, Inc. included Minor Mickel Shaw, Charles C. Mickel, Buck A. Mickel (each of whom had an 8.33% ownership interest in Carolina Associates, Inc.), Charles M. Bolt, Jr., the son of Charles M. Bolt (who had a 15% ownership interest in Carolina Associates, Inc.) and Joe F. Ogburn (who had a 10% ownership interest in Carolina Associates, Inc.). The assets were acquired by Carolina Associates, Inc. more than two years prior to their sale to the Company. The Company believes that the purchase was on terms at least as favorable as could have been obtained from an unrelated third party. Each of Mr. Charles C. Mickel, Mr. Buck A. Mickel, and Mrs. Shaw is a 5% or More Owner, and Buck A. Mickel is President of Wiegmann & Rose and a former Vice President and former director of the Company.


                 RSI HOLDINGS OF FLORIDA, INC.

         Prior to June 1994, RSI Holdings of Florida, Inc., a wholly-owned subsidiary of the Company ("RSI Florida"), leased a 15,000 square foot building formerly utilized as a distribution center, office and retail store facility in Sarasota, Florida, for $6,250 per month under a lease which expired in August 1994. This property was owned by a partnership, the general partners of which were C. C. Guy, Charles M. Bolt and David L. DeBra, former President of RSI Florida. Limited partners included William R. Kimball, former director of the Company, Mr. Kimball's wife, Buck A. Mickel, Joe F. Ogburn and The Prosperity Company, a partnership including C. Thomas Wyche's wife and three adult children. The Company believes that the terms of this lease were at least as favorable as could be obtained from an unaffiliated lessor. During August 1992, RSI Florida vacated this building and sublet the property beginning January 1, 1993, for six months at $4,750 per month, with an increase to $6,250 per month thereafter through the expiration of the lease. During June 1994 the partnership sold the building to the third party sublessee and the Company was released from any further liability under its lease.


                 COMPANY INDEBTEDNESS TO DIRECTORS AND OFFICERS

         During January 1995, the Company repaid to certain related parties indebtedness consisting of aggregate principal of $314,000 and interest of $30,000. An aggregate of $100,000 of principal and $10,000 in interest arose from loans by William R. Kimball. The principal amounts of these notes were due January 1996. The Company had used the proceeds of these loans for working capital. Mr. Kimball is a former director of the Company and a 5% or More Owner. An aggregate of $214,000 of the repaid indebtedness, originally consisting of $150,000 in subordinated debt, and $70,000 in unsubordinated debt (offset by $6,000 as described below), each bearing interest at 7% annually, had been loaned to the Company by Mr. Buck Mickel. The principal amounts of these notes were due during January 1996. The proceeds from the loans were used for working capital. Mr. Buck Mickel serves as Chairman of the Board and Chief Executive Officer of the Company. Mr. Mickel had given the related notes to family members and educational institutions as follows: $50,000 in subordinated notes was given to each of Mr. Mickel's three children: Buck A. Mickel, President of Wiegmann & Rose, former Vice President, former director of the Company, and a 5% or More Owner, Charles C. Mickel, a 5% or More Owner, and Minor Mickel Shaw, a 5% or More Owner; $10,000 in unsubordinated notes was given to each of Central Wesleyan College, Clemson University, and Mr. Mickel's three children; and $20,000 in unsubordinated notes was given to Furman University. The $10,000 in unsubordinated notes payable to Buck A. Mickel was reduced to approximately $4,000 during June 1994. The reduction of $6,000 was the result of an offset against a note from Mr. Buck A. Mickel to the Company arising from the sale by the Company to him of a membership in a golf course at its estimated fair market value. These notes were canceled upon the repayment in full in January 1995.

                 GUARANTEES BY DIRECTORS AND OFFICERS

         During the 1993 fiscal year, Micco Corporation guaranteed a $500,000 credit facility with a bank. Micco Corporation is owned by, and its directors, principal officers and shareholders are, Buck A. Mickel (President of Wiegmann & Rose, former Vice President and former director of the Company and a 5% or More Owner), Minor H. Mickel (a former director and 5% or More Owner), Minor Mickel Shaw (a 5% or More Owner) and Charles C. Mickel (a 5% or More Owner). Minor H. Mickel is the wife of Buck Mickel, and Buck A. Mickel, Charles C. Mickel and Minor Mickel Shaw are the adult children of Minor and Buck Mickel. Micco Corporation was paid a fee of $2,500 (1/2% of the credit facility amount) during each of fiscal 1993 and 1994 for this guaranty. All amounts due under this credit facility were paid during October 1994 and this credit facility was replaced by a $500,000 unsecured line of credit with the same bank. This credit facility is guaranteed by Mr. Buck Mickel and is scheduled to expire December 31, 1995. This credit facility was not used during fiscal 1995.

         In addition, during the 1993 fiscal year, Mr. Buck Mickel personally guaranteed payment to a bank of term debt with the outstanding balance of $750,000. This loan was used for working capital. This note was paid during October 1994.

         CORPORATE OFFICE LEASE

         The Company leases approximately 1,545 square feet of floor space at 245 East Broad Street, Greenville, South Carolina, for its principal executive offices under a month-to-month lease arrangement with Micco Corporation at a monthly rental of $354 per month. This amount was reduced from $1,180 per month to $590 per month in January 1993, and from $590 per month to $354 per month in September 1993. The Company believes that the terms of such lease have been, since inception, at least as favorable as could be obtained from a third party.

         LEGAL FEES

         The law firm of Wyche, Burgess, Freeman & Parham, P.A. serves as general counsel to the Company. C. Thomas Wyche, the Secretary of the Company, is a senior member of such law firm. Fees paid to such law firm by the Company were less than one percent of the law firm's gross revenues during the firm's last fiscal year. The Company believes that the terms of its relationship with the law firm are at least as favorable as could be obtained from a third party.


                    RATIFICATION OF ELECTION OF ACCOUNTANTS

         The Board of Directors recommends the ratification of the appointment of Ernst & Young LLP, independent certified public accountants, as auditors for the Company and its subsidiaries for fiscal 1996 and to audit and report to the shareholders upon the financial statements as of and for the period ending August 31, 1996. Based upon the recommendation of the Company's audit committee, the Board has appointed the accounting firm of Ernst & Young LLP as the Company's independent auditors for the Company's 1996 fiscal year. Representatives of Ernst & Young LLP will be present at the Annual Meeting, and such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions which the shareholders may have. Neither Ernst & Young LLP nor any of its members has any relationship with the Company except in the firm's capacity as such auditors and as the Company's tax advisor.

         The appointment of auditors is approved annually by the Board of Directors and subsequently submitted to the shareholders for ratification.

                            SOLICITATION OF PROXIES

         The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of the Company by telephone, telegram or personal interview for no additional compensation. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to beneficial owners of the stock held of record by such persons, and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing. The Company has engaged American Stock Transfer & Trust Company, its transfer agent, to assist in these contacts with brokerage houses, custodians, nominees and fiduciaries in exchange for reimbursement of reasonable out-of-pocket expenses.

                           PROPOSALS OF SHAREHOLDERS

         Any shareholder of the Company who desires to present a proposal at the Annual Meeting of Shareholders to be held after the end of fiscal 1996 for inclusion in the proxy statement and form of proxy relating to that meeting must submit such proposal to the Company at its principal executive offices on or before September 13, 1996.

                               OTHER INFORMATION

         THE COMPANY'S ANNUAL REPORT IS INCLUDED IN THIS PROXY STATEMENT. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD AS OF DECEMBER 18, 1995, AND TO EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS, UPON WRITTEN OR ORAL REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S FISCAL 1995 ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES BUT EXCLUDING EXHIBITS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
UPON PAYMENT OF THE REASONABLE COPYING COST THEREOF, THE COMPANY WILL MAKE AVAILABLE THE EXHIBITS TO THE COMPANY'S FISCAL 1995 ANNUAL REPORT ON FORM 10-KSB. ANY SUCH REQUEST SHOULD BE DIRECTED TO RSI HOLDINGS, INC., 245 EAST BROAD STREET, SUITE A, POST OFFICE BOX 6847, GREENVILLE, SOUTH CAROLINA 29606,
ATTENTION: INVESTOR RELATIONS.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors was not aware that any business not described above would be presented for consideration at the Annual Meeting. If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the person voting them.

         The above Notice and Proxy Statement are sent by order of the Board of Directors.

                                        C. Thomas Wyche, Secretary


Greenville, South Carolina
December 21, 1995

                                                               APPENDIX A


                                     PROXY

                               RSI HOLDINGS, INC.

                        ANNUAL MEETING, JANUARY 18, 1996



    The undersigned shareholder of RSI Holdings, Inc., a North Carolina corporation, hereby constitutes and appoints Buck Mickel, C. C. Guy and C. Thomas Wyche, and each of them, attorneys and proxies on behalf of the undersigned to act and vote at the Annual Meeting of Shareholders, to be held at the offices of RSI Holdings, Inc., 245 E. Broad Street, Suite A, Greenville, South Carolina, on January 18, 1996 at 10:00 A.M., and any adjournment or adjournments thereof, and the undersigned instructs said attorneys to vote:

 PLEASE SIGN ON REVERSE SIDE AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE

[x]  Please mark your votes as in this example

1.  ELECTION OF DIRECTORS

    [ ] FOR all nominees listed below               [ ]  WITHHOLD AUTHORITY to vote
        (except as marked to the contrary below)            for all nominees

                                     Nominee(s):  Buck Mickel, C. C. Guy and Charles M. Bolt

(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED
BELOW).
-----------------------------------------------------------------------------------------------------------------------

2.                 Proposal to ratify selection of Ernst & Young LLP as the independent public accountants of RSI
                   Holdings, Inc. for its 1996 Fiscal year.

  [ ]  FOR               [ ]  AGAINST          [ ]  ABSTAIN

3.                 At their discretion upon such other matters as may properly come before the meeting and any postponement or adjournment thereof.


                   A majority of said attorneys and proxies who shall be present and acting as such at the meeting or any adjournment or adjournments thereof (or, if only one such attorney and proxy is present and acting, then that one)
shall have and may exercise all the powers hereby conferred.

                   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RSI HOLDINGS, INC. IF NOT OTHERWISE
SPECIFIED, THIS PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS 1 AND 2, and Proxy holders will vote, in their discretion, upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

                   The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated
December 21, 1995 and the Proxy Statement furnished herewith.

PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.


SIGNATURE
         ---------------------   -----------------   -------------------------------------------   ------------------
                                 DATED               SIGNATURE IF JOINTLY OWNED                    DATED

NOTE:      Please sign exactly as name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
